Semiannual Report



                   SMALL-CAP
                   STOCK FUND

                   -------------
                   JUNE 30, 2002
                   -------------


[LOGO] T. ROWE PRICE(R)

         . REPORT HIGHLIGHTS
           ---------------------------------------------------------------------
         . Small-Cap Stock Fund

         . Equity markets slid further in the first half of 2002. Small-cap stocks continued to outperform large-caps but could not buck the overall downtrend.

         . Your fund posted a modest decline but outperformed the Russell 2000
           Index and the Lipper peer group index.

         . We added the most value with stock selection in the technology and health care sectors, while our financial holdings were weak relative to those in the Russell 2000.

         . The small-cap outperformance cycle is likely to continue, but we expect the next leg to be led by emerging growth stocks.




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

FELLOW SHAREHOLDERS

Extraordinarily challenging times for investors continued throughout the first half of 2002. A barrage of new terror threats and corporate scandals mingled with anxiety about a potential "double dip" recession to prolong and intensify the bear market psychology. Small-caps had been an oasis of calm throughout this two-year ordeal, thanks entirely to the irrepressible value sector, but a sharp downturn near the end of the period dragged the Russell 2000 Index into the negative column. However, the large-cap dominated Standard & Poor's Index posted a far steeper decline, with a drop of more than 13% year-to-date.

----------------------
PERFORMANCE COMPARISON
--------------------------------------------------------------------------------

Periods Ended 6/30/02                                     6 Months    12 Months
--------------------------------------------------------------------------------
Small-Cap Stock Fund                                       -2.88%       -1.15%

Small-Cap Stock Fund--
Advisor Class shares                                       -3.00        -1.35

Russell 2000 Index                                         -4.70        -8.60

Lipper Small-Cap
Core Funds Index                                           -5.42        -4.94

S&P 500 Index                                             -13.16       -17.99


The Small-Cap Stock Fund suffered only modest losses during the 6- and 12-month periods ended June 30, 2002, as shown in the table. Results exceeded those of our primary benchmarks, the Russell 2000 and the Lipper Small-Cap Core Funds Index, as well as the S&P 500 in both instances. Gains among small-cap value stocks--always the core of our portfolio--nearly offset the losses in our small-cap growth holdings.

During the last two years, encompassing much of the bear market, value stocks lifted the fund to a positive return of 8.52% (cumulative) compared with the -8.07% return of the Russell 2000, the -0.19% return of the Lipper peer group index, and the substantial 30.15% loss of the S&P 500, a proxy for the market as a whole. In that period, the Russell 2000 Value Index soared 41.91% while the Russell 2000 Growth Index--former home of many an Internet and telecom stock--plunged 42.51%.

INVESTMENT REVIEW

The best performers in the Russell 2000 year-to-date were the financial (+14%), materials (+14%), and consumer discretionary (+10%) sectors. The telecommunication services (-51%), information technology (-33%), and health care (-25%) sectors fell the most.

Better stock selection, particularly in the technology and health care sectors, drove performance relative to the benchmark, though the impact of sector weightings was also positive. During the period, we were net buyers of technology stocks, narrowing our underweighting versus the benchmark. Therefore, the positive impact of our tech underweighting was much smaller than it has been over the past two years. However, our technology holdings (-25%) held their value better than those of the Russell 2000.

Methode Electronics, a somewhat low-tech automotive connector company, was one of our top relative contributors within the tech sector. The stock surged 61% on better-than-expected earnings and auto industry fundamentals. Another top contributor versus the benchmark was Analogic, a maker of imaging systems and components that won a key contract for bomb detectors and equipment for use in airports. The shares rose 28%. Relative performance in the health care sector was driven by Noven Pharmaceuticals, a drug delivery company specializing in transdermal patches for uses such as hormone replacement and the treatment of Attention Deficit Hyperactivity Disorder. With improved results from its European joint venture and sound clinical results, Noven gained 43%. Shortly after period-end, negative study results on estrogen treatment for post-menopausal women slammed Noven shares. However, the long-term implications of the study may prove less adverse for the company than the market currently anticipates, and we continue to hold the stock.

Underweighting the hapless telecommunication services sector, overweighting the stable industrials and business services sector, and strong stock selection in consumer discretionary also aided relative results.

Our top detracting sector in relative terms was financials, as we were underweight the strong group and our own financial holdings (+8%) did not keep pace with those of the benchmark. Two of our largest overall holdings, Horace Mann Educators and PartnerRe, both insurance companies, fell 16% and 10%, respectively. Horace Mann underwrites property and casualty insurance primarily for school system employees. The stock declined after a strong recovery from last fall's lows, partly due to management's decision to issue convertible debt. PartnerRe's decline may have been linked to concerns about overcapitalization, and therefore price competition, in the reinsurance industry. We continue to hold both stocks.

----------------------
SECTOR DIVERSIFICATION
--------------------------------------------------------------------------------
Reserves                                 9%
Consumer                                17%
Energy and Utilities                     7%
Industrials and Business Services       21%
Materials                                6%
Information Technology                  15%
Health Care                              8%
Financial                               17%

Based on net assets as of 6/30/02.

The fund's three largest contributors on an absolute basis were all stocks in which we had high confidence and a long acquaintance with company management. Electric motor and water heater maker A.O. Smith, a classic small-cap value industrial stock, jumped nearly 62% as investors anticipated an economic recovery and a solid rebound from the two-year inventory overhang in the motor business.

Casual dining chain O'Charley's was our second-largest contributor, rising nearly 37% on better-than-expected results in two consecutive quarters. High-end audio systems maker Harman International was our third-largest contributor.
The stock gained 10% as the company received strong orders from Daimler-Chrysler for next-generation audio systems in several new Mercedes-Benz models.

Not surprisingly our top three detractors in absolute terms were all technology stocks. Final demand for both hardware and software remains anemic. The evaporation of enterprise spending has hit the software sector hard. Our largest detractor, Internet Security Systems, plunged 59% after a strong move late last year. Investors appear to anticipate that the company will continue to struggle with sales and profits in the second half. We think infrastructure and security software is a strong theme and Internet Security Systems is poised to benefit in the years ahead.

Wind River Systems, our second-largest detractor with a drop of 72%, sets the standard in the real-time operating systems market, but the company has struggled due to its heavy reliance on telecommunications and networking equipment demand. Wind River was forced to lower earnings expectations for the remainder of the year. Electronic manufacturing services provider Plexus fell 45% and was our third-largest detractor. Investors were concerned the company could lose a major customer as a result of a merger. We continue to stand by both Wind River and Plexus.

PORTFOLIO HIGHLIGHTS

Given the near-capitulation in emerging growth stocks, we have continued to add to the group at the margin even as others are forced to sell, though the fund remains balanced, as always. Net new purchases in the first half were primarily in the technology, industrials and business services, and materials sectors, while we were net sellers in the utilities sector. Within technology we find the software industry compelling at current valuations, and we have continued to add to our holdings.

Minerals Technologies, a maker of additives for the paper and steel industries, was our largest purchase. The company should benefit from a recovery in those industries, but it also possesses an excellent business model characterized by recurring revenues, leading market share, high intellectual property, solid margins, and a strong value proposition for its customers. A new additive for the glass industry, currently in testing, could become a growth driver for the company.

Our second-largest purchase was Kronos, a software firm that dominates the labor management systems field with about half the market. Kronos' systems, targeted to small and mid-size businesses, can best be visualized as punch clocks for the digital age. The company is entering a strong new hardware and software product upgrade cycle with Web-enabled systems, allowing busy professionals to easily track their billable hours while on the road. Kronos also receives payment on a per-employee basis and is thus a direct beneficiary of an economic recovery.

Another significant purchase was IMC Global, a fertilizer manufacturer, whose shares were cheap on a historical basis. The agricultural economy has suffered through its worst downturn in nearly 50 years thanks to an unprecedented combination of above-average corn harvests in the U.S., inventory liquidations in China, and declining corn exports due to the strong dollar and reduced Asian demand. Pricing is improving in some key markets, and lower corn inventories should support increased planting and thus demand for fertilizer.

Largest sales

During the period, we said goodbye to a stock that felt like an old friend--Dal-Tile International was eliminated due to its acquisition by Mohawk Industries. Dal-Tile CEO Jacques Sardas created great value for shareholders (again) with this shrewd merger. Longtime shareholders may recall that Sardas once led and sold another of our successful holdings, Sudbury, back in the `90s. Jacques epitomizes the kind of high-quality, shareholder-focused corporate management that we favor, and we wish him success in his next endeavor.

We also sold nearly all of our position in Downey Financial, a California savings and loan. Thrifts have benefited from falling interest rates, and Downey was no exception. However, we were concerned by weakness in portions of Downey's loan portfolio.

Finally, home respiratory services provider Lincare Holdings has been an exceptionally strong holding over the last two years, but we continued to take profits as the valuation seemed full and Lincare's market cap exceeded $3 billion.

OUTLOOK

----------------
GROWTH VS. VALUE
---------------------------------------------------------------------

Periods Ended 6/30/02                6 Months    12 Months    2 Years
---------------------------------------------------------------------
Russell 2000 Growth Index            -17.35%     -25.00%      -42.51%
Russell 2000 Value Index               7.26        8.49        41.91

As we write, the market has continued to be perfectly horrible. This period reminds us of the depths of the 1982 bear market, when we faced a seemingly endless litany of declining stock prices. However, of such things are market bottoms made. Investors now have a renewed appreciation for the inherent risk and volatility of the asset class. At market bottoms, confidence is low, fear is palpable, and investors just want out of stocks. Sound familiar?

Smaller-company stocks bucked the bear trend until the second quarter. The small-cap outperformance cycle turned three years old in

April, and judging from the spring swoon, many investors are concerned the cycle might be getting long in the tooth.

However, we believe the small-cap rally is alive and well. Prior to May, the Russell 2000 had scarcely stopped to catch its breath after a powerful surge from its September 21 lows. Corrections within an overall trend of small-cap outperformance are not the least unusual.

A new wrinkle in the story has been the turnaround in the once-invincible U.S. dollar. Weakness in the greenback has caused some investors to shoot small-caps first and ask questions later. We would argue that the dollar's decline to date is not sufficient to cause alarm for small-cap investors, though a longer-term downtrend combined with rising interest rates would be cause for concern. The dollar's future trajectory will likely hinge on the relative strength of the U.S. economy versus the global economy.

A robust domestic recovery--which we consider increasingly likely the longer the Fed keeps interest rates low--should lend support to the dollar and boost small-cap earnings disproportionately, since smaller companies tend to be more domestically focused. The steep drop in smaller companies' earnings, caused by the recession, has made small-cap valuations look full compared with large-caps on the basis of trailing earnings. But the group looks attractive based on forward earnings estimates. In fact, small-caps are still historically cheap relative to large-caps when one considers price/sales and price/book value ratios. By both measures, small-caps remain near or below their trough level of 1990 relative to large-caps.

In addition, the small-cap recovery to date has been tepid compared with the last cycle in the early 1990s, when the Russell 2000 more than doubled in three years. By contrast, in the present cycle the small-cap benchmark has gained less than 30% since its trough in March 1999 (though the move has been much greater relative to the S&P 500). The current small-cap rally has been led entirely by value stocks, and that is unusual. History suggests that both value and growth participate in small-cap bull markets. Indeed, growth stocks in the past have outperformed in those circumstances.

It remains our view that we are only midway through the small-cap cycle, and the next leg should be led by emerging growth stocks. The Russell 2000 was able to rise in spite of the bear market of the past two years primarily because of its extreme relative undervaluation following the large-cap growth bubble of the 1990s. Further small-cap gains will depend on a sharp rebound in earnings, and this is where the emerging growth group should excel. We have continued to add to our growth stock holdings with that expectation.

Our balanced approach between growth and value has served us well during the bear market, and certainly over the longer term. We have outperformed the Russell 2000 with less volatility. Our thesis is that by managing an all-weather blend of emerging growth, growth-at-a-reasonable-price, and value stocks, we can stay in the game when the going gets rough, yet still participate on the upside when the bull gets a head of steam. This philosophy remains as valid as ever.

Respectfully submitted,

/S/Greg McCrickard

Greg A. McCrickard
President of the fund and chairman of its Investment Advisory Committee

July 19, 2002

The committee chairman has day-to-day responsibility for managing the portfolio and works with committee members in developing and executing the fund's investment program.

T. ROWE PRICE SMALL-CAP STOCK FUND
--------------------------------------------------------------------------------

--------------------
PORTFOLIO HIGHLIGHTS
--------------------------------------------------------------------------------

TWENTY-FIVE LARGEST HOLDINGS

                                                                  Percent of
                                                                  Net Assets
                                                                     6/30/02
----------------------------------------------------------------------------
Harman International                                                 1.8%
Chittenden                                                           1.4
Iron Mountain                                                        1.3
A.O. Smith                                                           1.3
Harsco                                                               1.1
----------------------------------------------------------------------------
SCP Pool                                                             1.1
Matthews International                                               1.1
XTO Energy                                                           1.1
Minerals Technologies                                                1.1
WestAmerica                                                          1.1
----------------------------------------------------------------------------
Horace Mann Educators                                                1.1
Belden                                                               1.0
Scotts                                                               1.0
PartnerRe                                                            1.0
Maximus                                                              1.0
----------------------------------------------------------------------------
Valley National Bancorp                                              1.0
Citizens Banking                                                     1.0
W. R. Berkley                                                        0.9
Airgas                                                               0.9
Henry Schein                                                         0.9
----------------------------------------------------------------------------
Cleco                                                                0.9
Seacor Smit                                                          0.9
Paxar                                                                0.9
Armor Holdings                                                       0.9
KEMET                                                                0.9
----------------------------------------------------------------------------
Total                                                               26.7%

Note: Table excludes investments in the T. Rowe Price Reserve Investment Fund.

T. ROWE PRICE SMALL-CAP STOCK FUND
--------------------------------------------------------------------------------

--------------------
PORTFOLIO HIGHLIGHTS
--------------------------------------------------------------------------------

MAJOR PORTFOLIO CHANGES
Listed in descending order of size

6 Months Ended 6/30/02

Ten Largest Purchases                                Ten Largest Sales
--------------------------------------------------------------------------------

Minerals Technologies *                              Dal-Tile International **
Kronos *                                             Downey Financial
Scotts *                                             Lincare Holdings
Paxar *                                              JP Realty
Great Atlantic & Pacific Tea Company *               Cleco
Plexus                                               Ivex Packaging
Resources Connection *                               Brown and Brown
Jack Henry & Associates                              Brooks-Pri Automation **
KEMET                                                McGrath RentCorp **
IMC Global *                                         Columbia Sportswear

*  Position added
** Position eliminated

T. ROWE PRICE SMALL-CAP STOCK FUND
--------------------------------------------------------------------------------

----------------------
PERFORMANCE COMPARISON
--------------------------------------------------------------------------------

This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

SMALL-CAP STOCK FUND
--------------------------------------------------------------------------------

                         [CHART]

                          Lipper
                        Small-Cap
            Russell     Core Funds    Small-Cap
          2000 Index      Index      Stock Fund
         ------------   ----------   -----------
6/92       $10,000       $10,000      $10,000
6/93        12,601        12,224       12,321
6/94        13,148        12,618       13,211
6/95        15,792        15,218       15,782
6/96        19,565        19,761       20,979
6/97        22,759        22,746       24,850
6/98        26,516        26,596       30,041
6/99        26,914        25,573       28,995
6/00        30,769        31,612       35,422
6/01        30,945        33,193       38,886
6/02        28,285        31,553       38,439

Note: Performance for Advisor Class shares will vary due to the differing fee structure. See returns table below.

--------------------------------------------------------------------------------

------------------------------------
AVERAGE ANNUAL COMPOUND TOTAL RETURN
------------------------------------

This table shows how the fund would have performed each year if its actual (or cumulative) returns for the periods shown had been earned at a constant rate.

                                                                              Since    Inception
Periods Ended 6/30/02            1 Year  3 Years    5 Years   10 Years    Inception         Date
------------------------------------------------------------------------------------------------

Small-Cap Stock shares           -1.15%  9.85%      9.12%     14.41%            -              -
Small-Cap Stock--
Advisor Class shares             -1.35      -          -          -           4.51%      3/31/00

Investment return and principal value represent past performance and will vary. Shares may be worth more or less at redemption than at original purchase. Returns do not reflect taxes that the shareholder may pay on fund distributions or the redemption of fund shares.

T. ROWE PRICE SMALL-CAP STOCK FUND
--------------------------------------------------------------------------------
Unaudited


--------------------
FINANCIAL HIGHLIGHTS             For a share outstanding throughout each period
--------------------------------------------------------------------------------
Small-Cap Stock shares

                                6 Months        Year
                                   Ended       Ended
                                 6/30/02    12/31/01    12/31/00    12/31/99    12/31/98   12/31/97
NET ASSET VALUE
Beginning of period              $  25.34     $23.87     $ 22.80     $ 20.79    $  22.20    $ 18.07

Investment activities
  Net investment
  income (loss)                         -       0.10        0.15        0.09        0.08       0.05

  Net realized and
  unrealized gain (loss)            (0.73)      1.52        3.52        2.89       (0.89)      5.13

  Total from
  investment activities             (0.73)      1.62        3.67        2.98       (0.81)      5.18

Distributions
  Net investment income                 -      (0.10)      (0.14)      (0.08)      (0.10)     (0.04)
  Net realized gain                     -      (0.05)      (2.46)      (0.89)      (0.50)     (1.01)

  Total distributions                   -      (0.15)      (2.60)      (0.97)      (0.60)     (1.05)

NET ASSET VALUE
End of period                    $  24.61     $25.34     $ 23.87     $ 22.80    $  20.79    $ 22.20
                                 ------------------------------------------------------------------

Ratios/Supplemental Data

Total return/\                    (2.88)%      6.81%      16.49%      14.66%     (3.46)%     28.81%

Ratio of total expenses to
average net assets                  0.94%+     0.98%       0.94%       0.96%       1.01%      1.02%

Ratio of net investment
income (loss) to average
net assets                        (0.04)%+     0.45%       0.63%       0.47%       0.46%      0.33%

Portfolio turnover rate             18.3%+     16.5%       32.8%       42.3%       25.9%      22.9%

Net assets, end of period
(in millions)                    $  3,696     $3,158     $ 2,255     $ 1,740    $  1,153    $   816


/\ Total return reflects the rate that an investor would have earned on an investment in the fund during each period, assuming reinvestment of all distributions.
+  Annualized


The accompanying notes are an integral part of these financial statements.

T. ROWE PRICE SMALL-CAP STOCK FUND
--------------------------------------------------------------------------------
Unaudited


--------------------
FINANCIAL HIGHLIGHTS              For a share outstanding throughout each period
--------------------------------------------------------------------------------

Small-Cap Stock - Advisor Class shares

                                            6 Months         Year      3/31/00
                                               Ended        Ended      Through
                                             6/30/02     12/31/01     12/31/00
NET ASSET VALUE
Beginning of period                         $  25.32     $  23.89     $  24.93

Investment activities
  Net investment income (loss)                 (0.02)        0.04         0.07
  Net realized and
  unrealized gain (loss)                       (0.74)        1.53         1.53

  Total from
  investment activities                        (0.76)        1.57         1.60

Distributions
  Net investment income                            -        (0.09)       (0.18)
  Net realized gain                                -        (0.05)       (2.46)

Total distributions                                -        (0.14)       (2.64)

NET ASSET VALUE
End of period                               $  24.56     $  25.32     $  23.89
                                            ------------------------------------

Ratios/Supplemental Data

Total return/\                               (3.00)%        6.60%        6.79%
Ratio of total expenses to
average net assets                             1.19%+       1.16%        0.82%+

Ratio of net investment
income (loss) to average
net assets                                   (0.26)%+       0.26%        0.85%+

Portfolio turnover rate                        18.3%+       16.5%        32.8%+

Net assets, end of period
(in thousands)                              $ 96,883     $ 38,632     $  7,479


/\ Total return reflects the rate that an investor would have earned on an investment in the fund during each period, assuming reinvestment of all distributions.
+  Annualized

The accompanying notes are an integral part of these financial statements.

T. ROWE PRICE SMALL-CAP STOCK FUND
--------------------------------------------------------------------------------
Unaudited                                                          June 30, 2002


------------------------
PORTFOLIO OF INVESTMENTS                                  Shares          Value
--------------------------------------------------------------------------------
                                                                   In thousands

COMMON STOCKS 91.4%

CONSUMER DISCRETIONARY 14.0%

Auto Components 0.6%
Keystone Automotive *                                    640,300     $   12,185
Strattec Security *                                      190,600         10,544
                                                                     ----------
                                                                         22,729
                                                                     ----------
Hotels, Restaurants & Leisure  2.7%
Applebee's                                               471,675         10,825
BUCA *                                                   734,300         13,989
CEC Entertainment *                                      189,300          7,818
O'Charley's *+                                         1,272,500         32,194
Ruby Tuesday                                             981,400         19,039
Sonic *                                                  618,500         19,427
                                                                     ----------
                                                                        103,292
                                                                     ----------
Household Durables 3.0%
Harman International                                   1,418,900         69,881
Matthews International, Class A +                      1,809,800         42,259
                                                                     ----------
                                                                        112,140
                                                                     ----------
Internet & Catalog Retail 0.3%
Alloy Online *                                           710,000         10,252
                                                                     ----------
                                                                         10,252
                                                                     ----------
Leisure Equipment & Products 1.8%
Brunswick                                                950,200         26,606
SCP Pool *+                                            1,553,550         43,126
                                                                     ----------
                                                                         69,732
                                                                     ----------
Media 1.6%
Emmis Broadcasting, Class A *                            644,300         13,653
Entercom Communications *                                230,500         10,580
Scholastic *                                             339,800         12,878
Sinclair Broadcast Group, Class A *                    1,230,700         17,770
Young Broadcasting, Class A *                            430,700          7,658
                                                                     ----------
                                                                         62,539
                                                                     ----------
Multiline Retail 0.9%
Neiman Marcus, Class A *                                 765,800         26,573
Stein Mart *                                             519,100          6,162
                                                                     ----------
                                                                         32,735
                                                                     ----------

T. ROWE PRICE SMALL-CAP STOCK FUND
--------------------------------------------------------------------------------


                                                          Shares          Value
--------------------------------------------------------------------------------
                                                                   In thousands

Specialty Retail 2.1%
Aeropostale *                                            330,000       $  9,032
Christopher & Banks *                                    325,100         13,752
Copart *                                                 800,000         12,984
Linens'n Things *                                        623,900         20,470
Ultimate Electronics *                                   237,800          6,161
Urban Outfitters *                                       469,600         16,305
                                                                       ---------
                                                                         78,704
                                                                       ---------
Textiles, Apparel, & Luxury Goods 1.0%
Columbia Sportswear *                                    124,450          3,982
Culp *                                                   211,900          3,414
Dan River, Class A *                                     962,400          5,235
Stride Rite                                            1,711,800         13,694
Unifi *                                                  908,400          9,902
                                                                       ---------
                                                                         36,227
                                                                       ---------
Total Consumer Discretionary                                            528,350
                                                                       ---------

CONSUMER STAPLES 3.1%

Food & Drug Retailing 1.7%
Casey's General Stores +                               2,648,000         31,882
Great Atlantic & Pacific Tea Company *                 1,205,000         22,521
Performance Food Group *                                  62,100          2,103
Seneca Foods, Class A *                                  187,600          2,509
Seneca Foods, Class B *                                   72,000          1,066
Wild Oats Markets *                                      349,100          5,620
                                                                       ---------
                                                                         65,701
                                                                       ---------
Food Products 0.9%
ADM Cranberry *++1                                           164              4
American Italian Pasta, Class A *                        239,000         12,187
International Multifoods *                               752,200         19,557
Makepeace *                                                  164            866
                                                                       ---------
                                                                         32,614
                                                                       ---------
Personal Products 0.5%
Chattem *+                                               536,500         16,900
Playtex Products *                                       167,000          2,162
                                                                       ---------
                                                                         19,062
                                                                       ---------
Total Consumer Staples                                                  117,377
                                                                       ---------

T. ROWE PRICE SMALL-CAP STOCK FUND
--------------------------------------------------------------------------------


                                                          Shares          Value
--------------------------------------------------------------------------------
                                                                   In thousands


ENERGY 6.1%

Energy Equipment & Services 3.5%
Atwood Oceanics *                                        562,000       $ 21,075
Cooper Cameron *                                         103,300          5,002
FMC Technologies *                                       994,200         20,640
Grant Prideco *                                          131,450          1,788
Hydril *                                                 318,300          8,530
Key Energy Services *                                    668,100          7,015
Lone Star Technologies *                                 305,700          7,001
National Oilwell *                                       451,700          9,508
Seacor Smit *                                            724,500         34,305
Smith International *                                    130,100          8,871
W-H Energy Services *                                    473,900         10,502
                                                                       ---------
                                                                        134,237
                                                                       ---------
Oil & Gas 2.6%
Forest Oil *                                             763,100         21,695
Noble Affiliates                                         834,400         30,080
Ultra Petroleum *                                        588,500          4,467
XTO Energy                                             2,013,275         41,473
                                                                       ---------
                                                                         97,715
                                                                       ---------
Total Energy                                                            231,952
                                                                       ---------

FINANCIALS 17.3%

Banks 6.3%
Chittenden +                                           1,813,150         52,545
Citizens Banking                                       1,256,600         36,416
Downey Financial                                           3,000            142
First Bell Bancorp                                        95,100          1,631
Frankfort First +                                         71,400          1,278
Glacier Bancorp                                          515,990         12,642
ITLA Capital *                                           137,000          4,067
Provident Bankshares                                     952,078         22,555
Southwest Bancorp *                                      858,500         31,095
Valley National Bancorp                                1,312,468         36,487
WestAmerica                                            1,036,500         40,610
                                                                       ---------
                                                                        239,468
                                                                       ---------

T. ROWE PRICE SMALL-CAP STOCK FUND
--------------------------------------------------------------------------------

                                                      Shares          Value
--------------------------------------------------------------------------------
                                                               In thousands
Insurance 6.4%
Brown and Brown                                    1,010,000  $      31,815
Harleysville Group                                   447,100         12,394
Horace Mann Educators +                            2,139,100         39,937
London Pacific Group ADR                              68,970            232
Markel *                                             111,500         21,965
Ohio Casualty *                                    1,463,400         30,585
PartnerRe                                            770,600         37,721
Selective Insurance                                  695,000         19,689
Triad Guaranty *                                     290,000         12,624
W. R. Berkley                                        646,000         35,530
                                                              ---------------
                                                                    242,492
                                                              ---------------

Real Estate 4.6%
Apartment Investment & Management, Class A, REIT     102,900          5,063
Arden Realty, REIT                                   739,200         21,030
EastGroup Properties, REIT +                         887,600         22,723
Gables Residential Trust, REIT                       792,600         25,308
Glenborough Realty Trust, REIT                       775,000         18,367
JP Realty, REIT                                      269,300          7,177
LaSalle Hotel Properties, REIT                       495,400          7,803
Manufactured Home Communities, REIT                  315,000         11,056
Parkway Properties, REIT +                           599,700         21,817
Reckson Associates Realty, Class B, REIT             265,900          6,780
Washington, REIT                                     971,300         28,071
                                                              ---------------
                                                                    175,195
                                                              ---------------
Total Financials                                                    657,155

HEALTH CARE 7.9%
Biotechnology 2.1%
Abgenix *                                             96,000            941
Alkermes *                                           906,900         14,519
Cephalon *                                           353,517         15,979
Cubist Pharmaceuticals *                             109,500          1,030
CV Therapeutics *                                    104,300          1,942
Deltagen *                                           260,700            639
Exelixis *                                           353,700          2,663
Gilead Sciences *                                     95,000          3,124
Incyte Genomics *                                    171,800          1,249

T. ROWE PRICE SMALL-CAP STOCK FUND
-----------------------------------------------------------------------------

                                                      Shares          Value
-----------------------------------------------------------------------------
                                                               In thousands
Neurocrine Biosciences *                             280,100  $       8,025
NPS Pharmaceuticals *                                289,000          4,428
OSI Pharmaceuticals *                                173,500          4,167
Regeneron Pharmaceuticals *                          119,700          1,737
Triangle Pharmaceuticals *                           684,800          1,856
Trimeris *                                           270,000         11,985
Versicor *                                           271,200          3,648
Vertex Pharmaceuticals *                             149,620          2,436
ViroPharma *                                         163,200            233
                                                              ---------------
                                                                     80,601
                                                              ---------------

Health Care Equipment & Supplies  1.3%
Edwards Lifesciences *                               589,900         13,686
EPIX Medical *                                       190,000          2,005
Inhale Therapeutic Systems *                         350,100          3,322
Serologicals *                                       125,900          2,303
Sola *                                               197,500          2,271
Steris *                                             825,100         15,768
Wilson Greatbatch Technologies *                     470,700         11,993
                                                              ---------------
                                                                     51,348
                                                              ---------------
Health Care Providers & Services  3.7%
AmeriPath *                                          778,300         18,679
AMN Healthcare Services *                             32,100          1,124
Cross Country *                                      190,800          7,212
Henry Schein *                                       777,200         34,585
Hooper Holmes                                      1,632,900         13,063
Lifeline Systems *+                                  333,600          8,787
Lincare Holdings *                                    95,000          3,069
Maximus *+                                         1,158,300         36,718
Orthodontic Centers of America *                     299,400          6,901
Renal Care Group *                                   303,650          9,459
                                                              ---------------
                                                                    139,597
                                                              ---------------
Pharmaceuticals 0.8%
Eon Labs *                                           200,000          3,558
Guilford Pharmaceuticals *                            52,100            393
IntraBiotics Pharmaceuticals *                       300,000            390
Medicines Company *                                  234,700          2,894
Noven Pharmaceuticals *                              861,600         21,970
                                                              ---------------
                                                                     29,205
                                                              ---------------
Total Health Care                                                   300,751
                                                              ---------------

T. ROWE PRICE SMALL-CAP STOCK FUND
-----------------------------------------------------------------------------

                                                      Shares          Value
                                                               In thousands
-----------------------------------------------------------------------------
INDUSTRIALS & BUSINESS SERVICES 20.2%
Aerospace & Defense 0.9%
Armor Holdings *                                   1,307,300  $      33,336
                                                              ---------------
                                                                     33,336
                                                              ---------------

Air Freight & Logistics 2.6%
C.H. Robinson Worldwide                              277,400          9,301
Expeditors International of Washington               733,600         24,326
Forward Air *                                        587,105         19,245
Pacer International *                                680,000         11,723
Ryder System                                         720,000         19,505
UTi Worldwide                                        774,700         15,316
                                                              ---------------
                                                                     99,416
                                                              ---------------
Airlines 0.2%
Frontier Airlines *                                   90,000            732
Midwest Express Holdings *                           555,600          7,334
                                                              ---------------
                                                                      8,066
                                                              ---------------
Building Products 0.5%
Simpson Manufacturing *                              244,900         13,991
Watsco, Class A                                      202,600          3,698
                                                              ---------------
                                                                     17,689
                                                              ---------------
Commercial Services & Supplies 9.0%
BISYS Group *                                        744,000         24,775
Central Parking                                    1,421,400         32,479
CompX International, Class A +                       448,700          5,945
Electro Rent *                                       564,300          7,330
Factset Research Systems                             665,300         19,806
G&K Services, Class A                                658,700         22,554
Global Payments                                      620,000         18,445
Herman Miller                                        995,100         20,201
Iron Mountain *                                    1,641,825         50,650
KForce.com *                                          95,312            567
Layne Christensen *                                  343,700          3,179
New England Business Service +                       911,000         22,903
Resources Connection *                             1,015,000         27,395
SOURCECORP *                                         625,900         16,586
Spherion *                                           839,300          9,988
Tetra Tech *                                       1,614,262         23,730
United Stationers *                                  823,400         25,032

T. ROWE PRICE SMALL-CAP STOCK FUND
-------------------------------------------------------------------------------

                                                        Shares          Value
-------------------------------------------------------------------------------
                                                                 In thousands
Waterlink *                                            445,400  $          31
West Corporation *                                     371,908          8,204
                                                                ---------------
                                                                      339,800
                                                                ---------------
Construction & Engineering 0.4%
Insituform Technologies, Class A *                     698,100         14,786
                                                                ---------------
                                                                       14,786
                                                                ---------------
Electrical Equipment 3.6%
A.O. Smith                                           1,520,700         47,461
American Superconductor *                              219,000          1,196
Belden +                                             1,875,000         39,075
Global Power Equipment Group *                          19,800            196
Paxar *+                                             2,005,000         33,584
PECO II *                                              260,200            871
Woodward Governor                                      260,400         15,395
                                                                ---------------
                                                                      137,778
                                                                ---------------
Machinery 2.6%
Actuant Corporation, Class A *                         461,080         19,019
Cuno *                                                 548,400         19,841
Harsco                                               1,159,600         43,485
IDEX                                                   181,300          6,074
Joy Global *                                           191,900          3,327
Reliance Steel & Aluminum                              253,100          7,720
                                                                ---------------
                                                                       99,466
                                                                ---------------
Marine 0.0%
International Shipholding *                            135,062            885
                                                                ---------------
                                                                          885
                                                                ---------------
Road & Rail 0.2%
Heartland Express *                                    233,391          5,585
                                                                ---------------
                                                                        5,585
                                                                ---------------

Trading Companies & Distributors 0.2%
MSC Industrial Direct, Class A *                       421,400          8,217
                                                                ---------------
                                                                        8,217
                                                                ---------------
Total Industrials & Business Services                                 765,024
                                                                ---------------
INFORMATION TECHNOLOGY 15.4%

Communications Equipment 1.1%
Black Box *                                            650,000         26,474
ditech Communications *                                146,300            415

T. ROWE PRICE SMALL-CAP STOCK FUND
-------------------------------------------------------------------------------


                                                        Shares          Value
-------------------------------------------------------------------------------
                                                                 In thousands

Harmonic *                                             484,900  $       1,774
Packeteer *                                            527,500          2,332
Riverstone Networks *                                1,750,000          5,478
Stratos Lightwave *                                    421,432            674
Tekelec *                                              331,700          2,664
                                                                ---------------
                                                                       39,811
                                                                ---------------
Electronic Equipment & Instruments 5.0%
Analogic                                               484,500         23,823
Artesyn Technologies *                               1,034,200          6,753
KEMET *                                              1,845,000         32,952
Littelfuse *                                         1,066,200         24,661
LSI Industries                                         651,400         11,966
Methode Electronics, Class A                         1,254,700         16,023
Newport *                                              313,300          4,906
Plexus *                                             1,798,600         32,555
Technitrol                                             904,500         21,075
Woodhead Industries +                                  912,600         15,642
                                                                ---------------
                                                                      190,356
                                                                ---------------
Internet Software & Services 1.0%
Digital Impact *                                       407,600            799
Internet Security Systems *                          1,087,600         14,269
Keynote Systems *                                      298,000          2,181
MatrixOne *                                          1,603,700          9,783
Netegrity *                                            900,000          5,544
Register.com *                                         184,900          1,409
Sonicwall *                                            340,200          1,708
Stellent *                                             390,600          1,758
                                                                ---------------
                                                                       37,451
                                                                ---------------
IT Consulting & Services 1.5%
Analysts International                                 578,200          2,457
AnswerThink *                                          424,500          1,609
CACl International, Class A *                          649,000         24,785
ManTech , Class A *                                    353,900          8,490
MPS Group *                                          1,446,800         12,298
Renaissance Learning *                                 422,200          8,537
                                                                ---------------
                                                                       58,176
                                                                ---------------

Semiconductor Equipment & Products 2.9%
Applied Micro Circuits *                                23,700            112
ATMI *                                                 898,400         20,097

T. ROWE PRICE SMALL-CAP STOCK FUND
--------------------------------------------------------------------------------


                                                             Shares        Value
--------------------------------------------------------------------------------
                                                                    In thousands

Cabot Microelectronics *                                    324,000     $ 13,984
Entegris *                                                1,405,000       20,513
Exar *                                                      638,000       12,582
Genesis Microchip *                                         150,000        1,251
hi/fn *                                                     105,200          689
MKS Instruments *                                           900,700       18,077
Mykrolis *                                                1,365,900       16,131
Pixelworks *                                                440,500        3,696
QuickLogic *                                                485,900        1,764
Sipex *                                                     413,800        2,023
                                                                        --------
                                                                         110,919
                                                                        --------
Software 3.9%
Activision *                                                 76,500        2,223
Actuate *                                                   545,500        2,455
Concord Communications *                                    206,300        3,400
Jack Henry & Associates                                   1,789,800       29,872
Kronos *+                                                 1,030,000       31,404
Magma Design Automation *                                    81,400        1,367
Mercury Interactive *                                       279,300        6,413
Midway Games *                                            1,621,000       13,778
NetIQ *                                                     216,400        4,897
Progress Software *                                       1,316,000       19,423
Quest Software *                                            409,400        5,948
SPSS *                                                      536,400        8,336
Verisity *++                                                208,600        3,617
Verity *                                                    872,200        9,673
Wind River Systems *                                      1,010,900        5,064
                                                                        --------
                                                                         147,870
                                                                        --------
Total Information Technology                                             584,583
                                                                        --------

MATERIALS 6.3%

Chemicals 4.9%
Airgas *                                                  2,017,800       34,908
Arch Chemicals +                                          1,198,100       29,593
Ferro                                                       285,000        8,593
IMC Global                                                1,650,000       20,625
MacDermid                                                   165,000        3,547
Material Sciences *                                         691,100        9,689

T. ROWE PRICE SMALL-CAP STOCK FUND
------------------------------------------------------------------------------


                                                      Shares            Value
------------------------------------------------------------------------------
                                                                In thousands


Minerals Technologies                                 828,000     $      40,837
Scotts, Class A *                                     842,000            38,227
                                                                  -------------
                                                                        186,019
                                                                  -------------
Containers & Packaging 0.3%
Ivex Packaging *                                      400,000             9,108
Smurfit-Stone Container *                             191,100             2,947
                                                                  -------------
                                                                         12,055
                                                                  -------------
Metals & Mining 0.7%
Adrian Steel +1                                        13,000             3,380
Coal Creek 1                                            9,295             1,766
Gibraltar Steel                                       228,500             5,070
Lihir Gold (AUD) *                                  7,971,900             6,015
Newmont Mining                                        138,856             3,656
NN, Inc.                                              349,100             4,469
                                                                  -------------
                                                                         24,356
                                                                  -------------
Paper & Forest Products 0.4%
Buckeye Technologies *                              1,460,100            14,309
Potlatch                                               12,100               411
                                                                  -------------
                                                                         14,720
                                                                  -------------
Total Materials                                                         237,150
                                                                  -------------

TELECOMMUNICATION SERVICES 0.0%

Wireless Telecommunication Services 0.0%
Western Wireless, Class A *                           340,000             1,088
                                                                  -------------
Total Telecommunication Services                                          1,088
                                                                  -------------
UTILITIES 1.1%

Electric Utilities 1.1%
Cleco                                               1,577,300            34,543
Unisource Energy                                      344,500             6,408
                                                                  -------------
Total Utilities                                                          40,951
                                                                  -------------
Total Common Stocks (Cost $3,159,413)                                 3,464,381
                                                                  -------------

SHORT-TERM INVESTMENTS 8.5%

Money Market Fund 8.5%
T. Rowe Price Reserve Investment Fund, 1.95% #+   323,609,600           323,610
                                                                  -------------
Total Short-Term Investments (Cost $323,610)                            323,610
                                                                  -------------



T. ROWE PRICE SMALL-CAP STOCK FUND
--------------------------------------------------------------------------------


                                                                           Value
--------------------------------------------------------------------------------
                                                                    In thousands

Total Investments in Securities
99.9% of Net Assets (Cost $3,483,023)                                $ 3,787,991

Other Assets Less Liabilities                                              5,172
                                                                     -----------

NET ASSETS                                                           $ 3,793,163
                                                                     -----------






*    Non-income producing
+ Affiliated company, as defined by the Investment Company Act of 1940, as a result of the fund's ownership of at least 5% of the company's outstanding voting securities.
++ Security contains restrictions as to public resale pursuant to the Securities Act of 1933 and related rules -- total of such securities at period-end amounts to $3,621 and represents 0.1% of net assets.
1    Securities valued by the Fund's Board of Directors.
ADR  American Depository Receipts
REIT Real Estate Investment Trust
AUD  Australian dollar
#    Seven-day yield


The accompanying notes are an integral part of these financial statements.

T. ROWE PRICE SMALL-CAP STOCK FUND
--------------------------------------------------------------------------------
Unaudited                                                          June 30, 2002


-----------------------------------
STATEMENT OF ASSETS AND LIABILITIES
--------------------------------------------------------------------------------
In thousands

Assets

Investments in securities, at value
 Affiliated companies (cost $473,093)                             $    531,691
 Other companies (cost $3,009,930)                                   3,256,300
                                                                  --------------
 Total investments in securities                                     3,787,991
 Other assets                                                           29,600
                                                                  --------------
 Total assets                                                        3,817,591
                                                                  --------------

Liabilities
Total liabilities                                                       24,428
                                                                  --------------
NET ASSETS                                                        $  3,793,163
                                                                  --------------

Net Assets Consist of:
Undistributed net investment income (loss)                        $       (790)
Undistributed net realized gain (loss)                                  72,801
Net unrealized gain (loss)                                             304,968
Paid-in-capital applicable to 154,125,634 shares of
$0.50 par value capital stock outstanding;
200,000,000 shares authorized                                        3,416,184
                                                                  --------------
NET ASSETS                                                        $  3,793,163
                                                                  --------------

NET ASSET VALUE PER SHARE

Small-Cap Stock shares
($3,696,279,635/150,180,346 shares outstanding)                   $      24.61
                                                                  --------------
Small-Cap Stock - Advisor Class shares
($96,883,163/3,945,288 shares outstanding)                        $      24.56
                                                                  --------------

The accompanying notes are an integral part of these financial statements.

T. ROWE PRICE SMALL-CAP STOCK FUND
-------------------------------------------------------------------------------
Unaudited

-----------------------
STATEMENT OF OPERATIONS
-------------------------------------------------------------------------------
In thousands



                                                                       6 Months
                                                                          Ended
                                                                        6/30/02
Investment Income (Loss)
Income
 Dividend (including $4,358 from affiliated companies)                $  12,811
 Interest                                                                 3,455
                                                                      ---------
 Total income                                                            16,266
                                                                      ---------
Expenses
 Investment management                                                   13,875
 Shareholder servicing
  Small-Cap Stock shares                                                  2,593
  Small-Cap Stock - Advisor Class shares                                     35
 Prospectus and shareholder reports
  Small-Cap Stock shares                                                    173
  Small-Cap Stock - Advisor Class shares                                     13
 Registration                                                               156
 Custody and accounting                                                     126
 Distribution - Small Cap Stock - Advisor Class shares                       85
 Proxy and annual meeting                                                    72
 Legal and audit                                                             13
 Directors                                                                   11
                                                                       --------
 Total expenses                                                          17,152
 Expenses paid indirectly                                                   (96)
                                                                       --------
 Net expenses                                                            17,056
                                                                       --------
Net investment income (loss)                                               (790)
                                                                       --------

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on securities (including $6,194 from
 affiliated companies)                                                   68,886
Change in net unrealized gain (loss) on securities                     (197,056)
                                                                       --------
Net realized and unrealized gain (loss)                                (128,170)
                                                                       --------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS                     $(128,960)
                                                                      ---------

The accompanying notes are an integral part of these financial statements.

T. ROWE PRICE SMALL-CAP STOCK FUND
--------------------------------------------------------------------------------
Unaudited

----------------------------------
STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------
In thousands


                                                   6 Months                Year
                                                      Ended               Ended
                                                    6/30/02            12/31/01
Increase (Decrease) in Net Assets
Operations
 Net investment income (loss)                    $     (790)        $    11,794
 Net realized gain (loss)                            68,886              14,725
 Change in net unrealized gain (loss)              (197,056)            188,684
                                                -------------------------------
 Increase (decrease) in net assets from
  operations                                       (128,960)            215,203
                                                -------------------------------
Distributions to shareholders
 Net investment income
  Small-Cap Stock shares                                  -             (12,048)
  Small-Cap Stock - Advisor Class shares                  -                (120)
 Net realized gain
  Small-Cap Stock shares                                  -              (6,014)
  Small-Cap Stock - Advisor Class shares                  -                 (67)
                                                -------------------------------
 Decrease in net assets from distributions                -             (18,249)
                                                -------------------------------
Capital share transactions *
 Shares sold
  Small-Cap Stock shares                          1,122,782           1,287,637
  Small-Cap Stock - Advisor Class shares             81,759              36,319
 Distributions reinvested
  Small-Cap Stock shares                                  -              17,051
  Small-Cap Stock - Advisor Class shares                  -                 184
 Shares redeemed
  Small-Cap Stock shares                           (460,324)           (596,594)
  Small-Cap Stock - Advisor Class shares            (18,929)             (7,578)
                                                -------------------------------
 Increase (decrease) in net assets from
 capital share transactions                         725,288             737,019
                                                -------------------------------
Net Assets
Increase (decrease) during period                   596,328             933,973
Beginning of period                               3,196,835           2,262,862
                                                -------------------------------
End of period                                    $3,793,163          $3,196,835
                                                -------------------------------
*Share information
 Shares sold
  Small-Cap Stock shares                             43,628              54,909
  Small-Cap Stock - Advisor Class shares              3,143               1,533
 Distributions reinvested
  Small-Cap Stock shares                                  -                 701
  Small-Cap Stock - Advisor Class shares                  -                   7
 Shares redeemed
  Small-Cap Stock shares                            (18,077)            (25,459)
  Small-Cap Stock - Advisor Class shares               (724)               (327)
                                                -------------------------------
 Increase (decrease) in shares outstanding           27,970              31,364

The accompanying notes are an integral part of these financial statements.

 T. ROWE PRICE SMALL-CAP STOCK FUND

 Unaudited                                                         June 30, 2002

 NOTES TO FINANCIAL STATEMENTS

 NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

     T. Rowe Price Small-Cap Stock Fund, Inc. (the fund) is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The fund seeks to provide long-term capital growth by investing primarily in stocks of small companies. The fund has two classes of shares: Small-Cap Stock Fund, offered since June 1, 1956, and Small-Cap Stock Fund - Advisor Class, which was first offered on March 31, 2000. Small-Cap Stock - Advisor Class sells its shares only through financial intermediaries, which it compensates for distribution and certain administrative services under a Board-approved Rule 12b-1 plan. Each class has exclusive voting rights on matters related solely to that class, separate voting rights on matters that relate to both classes, and, in all other respects, the same rights and obligations as the other class.

     The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America, which require the use of estimates made by fund management.

     Valuation Equity securities listed or regularly traded on a securities exchange or in the over-the-counter market are valued at the last quoted sale price, or official closing price for certain markets, at the time the valuations are made. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for such security. Listed securities not traded on a particular day are valued at the mean of the latest bid and ask prices. Other equity securities are valued at a price within the limits of the latest bid and ask prices deemed by the Board of Directors, or by persons delegated by the Board, best to reflect fair value.

     Investments in mutual funds are valued at the closing net asset value per share of the mutual fund on the day of valuation.

     Assets and liabilities for which the above valuation procedures are inappropriate or are deemed not to reflect fair value are stated at fair value as determined in good faith by or under the supervision of the officers of the fund, as authorized by the Board of Directors.

     Currency Translation Assets and liabilities denominated in foreign currencies are translated into U.S. dollar values each day at the prevailing exchange rate, using the mean of the bid and ask prices of such currencies against U.S. dollars quoted

T. ROWE PRICE SMALL-CAP STOCK FUND
-------------------------------------------------------------------------------


     by a major bank. Purchases and sales of securities, income, and expenses are translated into U.S. dollars at the prevailing exchange rate on the dates of such transactions. The effect of changes in foreign exchange rates on realized and unrealized security gains and losses is reflected as a component of such gains and losses.

     Class Accounting Small-Cap Stock - Advisor Class pays distribution and administrative expenses, in the form of Rule 12b-1 fees, in an amount not exceeding 0.25% of the class's average net assets. Shareholder servicing, prospectus, and shareholder report expenses incurred by each class are charged directly to the class to which they relate. Expenses common to both classes, investment income, and realized and unrealized gains and losses are allocated to the classes based upon the relative daily net assets of each class. Income distributions are declared and paid by each class on an annual basis. Capital gain distributions are declared and paid by the fund, typically on an annual basis.

     Expenses Paid Indirectly Certain security trades are directed to brokers who have agreed to rebate a portion of the related commission to the fund to pay fund expenses. Additionally, credits earned on temporarily uninvested cash balances at the custodian are used to reduce the fund's custody charges. Total expenses in the accompanying statement of operations are presented before reduction for rebates and credits, which totaled $95,000 and $1,000, respectively, for the period ended June 30, 2002.

     Other Income and expenses are recorded on the accrual basis. Investment transactions are accounted for on the trade date. Realized gains and losses are reported on the identified cost basis. Dividend income and distributions to shareholders are recorded by the fund on the ex-dividend date.

NOTE 2 - INVESTMENT TRANSACTIONS

     Purchases and sales of portfolio securities, other than short-term securities, aggregated $988,149,000 and $302,488,000, respectively, for the six months ended June 30, 2002.

NOTE 3 - FEDERAL INCOME TAXES

     No provision for federal income taxes is required since the fund intends to continue to qualify as a regulated investment company and distribute to shareholders all of its taxable income and capital gains. Federal income tax regulations differ from generally accepted accounting principles; therefore, distribu-

T. ROWE PRICE SMALL-CAP STOCK FUND
--------------------------------------------------------------------------------


     tions determined in accordance with tax regulations may differ in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. Temporary differences are not adjusted. The amount and character of tax-basis distributions and composition of net assets are finalized at fiscal year-end; accordingly, tax-basis balances have not been determined as of June 30, 2002.

     At June 30, 2002, the cost of investments for federal income tax purposes was substantially the same as for financial reporting and totaled $3,483,023,000. Net unrealized gain aggregated $304,968,000 at period-end, of which $644,062,000 related to appreciated investments and $339,094,000 related to depreciated investments.


NOTE 4- RELATED PARTY TRANSACTIONS

     The fund is managed by T. Rowe Price Associates, Inc. (the manager or Price Associates), a wholly owned subsidiary of T. Rowe Price Group. The investment management agreement between the fund and the manager provides for an annual investment management fee, which is computed daily and paid monthly. The fee consists of an individual fund fee, equal to 0.45% of the fund's average daily net assets, and the fund's pro-rata share of a group fee. The group fee is calculated based on the combined net assets of certain mutual funds sponsored by Price Associates (the group) applied to a graduated fee schedule, with rates ranging from 0.48% for the first $1 billion of assets to 0.295% for assets in excess of $120 billion. The fund's portion of the group fee is determined by the ratio of its net assets to those of the group. At June 30, 2002, the effective annual group fee rate was 0.32%, and investment management fee payable totaled $2,412,000.

     The manager has agreed to bear any expenses through December 31, 2003, which would cause the Small-Cap Stock - Advisor Class's ratio of total expenses to average net assets to exceed 1.20%. Thereafter, through December 31, 2005, the Small-Cap Stock - Advisor Class is required to reimburse the manager for these expenses, provided that its average net assets have grown or expenses have declined sufficiently to allow reimbursement without causing its ratio of total expenses to average net assets to exceed 1.20%.

     In addition, the fund has entered into service agreements with Price Associates and two wholly owned subsidiaries of Price Associates (collectively, Price). Price Associates computes the daily share prices and maintains the financial

T. ROWE PRICE SMALL-CAP STOCK FUND
-------------------------------------------------------------------------------

     records of the fund. T. Rowe Price Services, Inc. provides shareholder and administrative services in its capacity as the fund's transfer and dividend disbursing agent. T. Rowe Price Retirement Plan Services, Inc. provides subaccounting and recordkeeping services for certain retirement accounts invested in the Small-Cap Stock share class. Expenses incurred pursuant to these service agreements totaled $1,777,000 for the six months ended June 30, 2002, of which $233,000 was payable at period-end.

     Additionally, the fund is one of several mutual funds in which certain college savings plans managed by Price Associates may invest. As approved by the fund's Board of Directors, shareholder servicing costs associated with each college savings plan are borne by the fund in proportion to the average daily value of its shares owned by the college savings plan. For the six months ended June 30, 2002, the Small-Cap Stock share class was charged $52,000 for shareholder servicing costs related to the college savings plans, of which $45,000 was for services provided by Price and $10,000 was payable at period-end. At June 30, 2002, approximately 1.6% of the outstanding shares of the Small-Cap Stock share class were held by college savings plans.

     The fund may invest in the T. Rowe Price Reserve Investment Fund and T. Rowe Price Government Reserve Investment Fund (collectively, the Reserve Funds), open-end management investment companies managed by Price Associates. The Reserve Funds are offered as cash management options only to mutual funds and other accounts managed by Price Associates and/or its affiliates, and are not available to the public. The Reserve Funds pay no investment management fees. Distributions from the Reserve Funds to the fund for the six months ended June 30, 2002, totaled $3,455,000 and are reflected as interest income in the accompanying Statement of Operations.

T. ROWE PRICE SMALL-CAP STOCK FUND
-------------------------------------------------------------------------------

---------------------------------------
ABOUT THE FUND'S DIRECTORS AND OFFICERS
-------------------------------------------------------------------------------

Your fund is governed by a Board of Directors that meets regularly to review investments, performance, expenses, and other business matters, and is responsible for protecting the interests of shareholders. The majority of the fund's directors are independent of T. Rowe Price Associates, Inc. ("T. Rowe Price"); "inside" directors are officers of T. Rowe Price. The Board of Directors elects the fund's officers, who are listed in the final table. The business address of each director and officer is 100 East Pratt Street, Baltimore, MD 21202.

Independent Directors

Name
(Date of Birth)            Principal Occupation(s) During Past 5 Years and
Year Elected*              Other Directorships of Public Companies

Calvin W. Burnett, Ph.D.   President, Coppin State College; Director,
(3/16/32)                  Provident Bank of Maryland
2001

Anthony W. Deering         Director, Chairman of the Board, President, and
(1/28/45)                  Chief Executive Officer, The Rouse Company,
2001                       real estate developers

Donald W. Dick, Jr.        Principal, EuroCapital Advisors, LLC, an acquisition
(1/27/43)                  and management advisory firm
1992

David K. Fagin             Director, Dayton Mining Corp. (6/98 to present),
(4/9/38)                   Golden Star Resources Ltd., and Canyon Resources
1992                       Corp. (5/00 to present); Chairman and President,
                           Nye Corp.

F. Pierce Linaweaver       President, F. Pierce Linaweaver & Associates, Inc.,
(8/22/34)                  consulting environmental and civil engineers
2001

Hanne M. Merriman          Retail Business Consultant; Director, Ann Taylor
(11/16/41)                 Stores Corp., Ameren Corp., Finlay Enterprises, Inc.,
1994                       The Rouse Company, and US Airways Group, Inc.

John G. Schreiber          Owner/President, Centaur Capital Partners, Inc., a
(10/21/46)                 real estate investment company; Senior Advisor and
2001                       Partner, Blackstone Real Estate Advisors, L.P.;
                           Director, AMLI Residential Properties
                           Trust, Host Marriott Corp., and The Rouse Company

Hubert D. Vos              Owner/President, Stonington Capital Corp., a private
(8/2/33)                   investment company
1992

*Each independent director oversees 98 T. Rowe Price portfolios and serves until the election of a successor.

T. ROWE PRICE SMALL-CAP STOCK FUND
--------------------------------------------------------------------------------

 Independent Directors (continued)

 Name
 (Date of Birth)           Principal Occupation(s) During Past 5 Years and
 Year Elected*             Other Directorships of Public Companies

 Paul M. Wythes            Founding Partner, Sutter Hill Ventures, a venture
 (6/23/33)                 capital limited  partnership, providing equity
 1992                      capital to young high-technology  companies
                           throughout the United States; Director, Teltone Corp.

 *Each independent director oversees 98 T. Rowe Price portfolios and serves until the election of a successor.

 Inside Directors

 Name
 (Date of Birth)
 Year Elected**
 [Number of T. Rowe Price   Principal Occupation(s) During Past 5 Years and
 Portfolios Overseen]       Other Directorships of Public Companies

 John H. Laporte            Director, T. Rowe Price Group, Inc.; Vice President,
 (7/26/45)                  T. Rowe Price
 1994
 [15]

 James S. Riepe             Director and Vice President, T. Rowe Price; Vice
 (6/25/43)                  Chairman of the Board, Director, and Vice President,
 1992                       T. Rowe Price Group, Inc.; Chairman of the Board
 [98]                       and Director, T. Rowe Price Global Asset
                            Management Limited, T. Rowe Price Investment
                            Services, Inc., T. Rowe Price Retirement Plan
                            Services, Inc., and T. Rowe Price Services, Inc.;
                            Chairman of the Board, Director, President, and
                            Trust Officer, T. Rowe Price Trust Company;
                            Director, T. Rowe Price International, Inc., and
                            T. Rowe Price Global Investment Services Limited;
                            Vice President, Small-Cap Stock Fund

 M. David Testa             Vice Chairman of the Board, Chief Investment
 (4/22/44)                  Officer, Director, and Vice President, T. Rowe Price
 1997                       Group, Inc.; Chief Investment Officer, Director, and
 [98]                       Vice President, T. Rowe Price; Chairman and
                            Director, T. Rowe Price Global Asset Management
                            Limited; Vice President and Director, T. Rowe Price
                            Trust Company; Director, T. Rowe Price Global
                            Investment Services Limited and T. Rowe Price
                            International, Inc.

 **Each inside director serves until the election of a successor.

T. ROWE PRICE SMALL-CAP STOCK FUND
--------------------------------------------------------------------------------

Officers


Name (Date of Birth)
Title and Fund(s) Served                  Principal Occupation(s)

Marcy L. Arnold (8/5/59)                  Vice President, T. Rowe Price and T. Rowe
Vice President, Small-Cap Stock Fund      Price Group, Inc.

Brace C. Brooks (1/10/67)                 Vice President, T. Rowe Price and T. Rowe
Vice President, Small-Cap Stock Fund      Price Group, Inc.

Preston G. Athey (7/17/49)                Vice President, T. Rowe Price, T. Rowe Price
Vice President, Small-Cap Stock Fund      Group, Inc., and T. Rowe Price Trust Company

Joseph A. Carrier (12/30/60)              Vice President, T. Rowe Price, T. Rowe Price
Treasurer, Small-Cap Stock Fund           Group, Inc., and T. Rowe Price Investment
                                          Services, Inc.

Hugh M. Evans III (5/17/66)               Vice President, T. Rowe Price
Vice President, Small-Cap Stock Fund

Henry H. Hopkins (12/23/42)               Director and Vice President, T. Rowe Price
Vice President, Small-Cap Stock Fund      Group, Inc.; Vice President, T. Rowe Price,
                                          T. Rowe Price International, Inc., and T.
                                          Rowe Price Retirement Plan Services, Inc.;
                                          Vice President and Director, T. Rowe Price
                                          Investment Services, Inc., T. Rowe Price
                                          Services, Inc., and T. Rowe Price Trust Company

Kris H. Jenner, 2/5/62                    Vice President, T. Rowe Price and T. Rowe
Vice President, Small-Cap Stock Fund      Price Group, Inc.

J. Jeffrey Lang (1/10/62)                 Vice President, T. Rowe Price and T. Rowe
Vice President, Small-Cap Stock Fund      Price Trust Company

Patricia B. Lippert (1/12/53)             Assistant Vice President, T. Rowe Price and
Secretary, Small-Cap Stock Fund           T. Rowe Price Investment Services, Inc.

Gregory A. McCrickard (10/19/58)          Vice President, T. Rowe Price and T. Rowe
President, Small-Cap Stock Fund           Price Group, Inc., and T. Rowe Price Trust Company

David S. Middleton (1/18/56)              Vice President, T. Rowe Price, T. Rowe Price
Controller, Small-Cap Stock Fund          Group, Inc., and T. Rowe Price Trust Company

Joseph M. Milano (9/14/72)                Vice President, T. Rowe Price and T. Rowe
Vice President, Small-Cap Stock Fund      Price Group, Inc.

Curt J. Organt (1/5/68)                   Vice President, T. Rowe Price
Vice President, Small-Cap Stock Fund

Charles G. Pepin, 4/23/66                 Vice President, T. Rowe Price and T. Rowe
Vice President, Small-Cap Stock Fund      Price Group, Inc.

Unless otherwise noted, officers have been employees of T. Rowe Price or T. Rowe Price International for at least five years.

T. ROWE PRICE SMALL-CAP STOCK FUND
--------------------------------------------------------------------------------


Officers (continued)

Name
(Date of Birth)                  Principal Occupation(s) During Past 5 Years and
Year Elected*                    Other Directorships of Public Companies

Michael F. Sola (7/21/69)        Vice President, T. Rowe Price and T. Rowe Price Group, Inc.
Vice President, Small-Cap
Stock Fund

J. David Wagner (2/25/74)        Vice President, T. Rowe Price
Vice President, Small-Cap
Stock Fund

Wenhua Zhang (3/14/70)           Employee, T. Rowe Price; formerly Swiss Reinsurance Company
Vice President, Small-Cap        (to 1999), Wharton School of Business, University of
Stock Fund                       Pennsylvania (to 2001)

Unless otherwise noted, officers have been employees of T. Rowe Price or T. Rowe Price International for at least five years.

T. ROWE PRICE INVESTMENT SERVICES AND INFORMATION
--------------------------------------------------------------------------------

     INVESTMENT SERVICES AND INFORMATION

     KNOWLEDGEABLE SERVICE REPRESENTATIVES

          By Phone 1-800-225-5132. Available Monday through Friday from 7 a.m. until midnight ET and weekends from 8:30 a.m. until 5 p.m. ET.

          In Person. Available in T. Rowe Price Investor Centers. Please call a service representative at 1-800-225-5132 or visit the Web at www.troweprice.com/investorcenter to locate a center near you.

     ACCOUNT SERVICES

          Automated 24-Hour Services Including Tele*Access(R) and Account Access through the T. Rowe Price Web site on the Internet. Address: www.troweprice.com.

          Automatic Investing. From your bank account or paycheck.

          Automatic Withdrawal. Scheduled, automatic redemptions.

          IRA Rebalancing. Ensuring that your accounts reflect your desired asset allocation.

     BROKERAGE SERVICES *

          Individual Investments. Stocks, bonds, options, precious metals, and other securities at a savings over full-service commission rates.

     INVESTMENT INFORMATION

          Consolidated Statement. Overview of all of your accounts.

          Shareholder Reports. Manager reviews of their strategies and results.
          T. Rowe Price Report. Quarterly investment newsletter.

          Performance Update. Quarterly review of all T. Rowe Price fund results.

          Insights. Educational reports on investment strategies and markets.

          Investment Guides. Asset Mix Worksheet, Diversifying Overseas: A Guide to International Investing, Retirement Planning Kit, Retirement Readiness Guide, and Tax Considerations Guide.

          *T. Rowe Price Brokerage is a division of T. Rowe Price Investment
           Services, Inc., Member NASD/SIPC.

T. ROWE PRICE WEB SERVICES
-------------------------------------------------------------------------------

www.troweprice.com

     ACCOUNT INFORMATION

     Account Access allows you to access, in a secure environment, all of your
     T. Rowe Price mutual fund, brokerage, variable annuity, and workplace retirement accounts with a single login.

     AccountMinder is a personal page, with one password, that gives you access to all your online financial information and other records from the secure
     T. Rowe Price Account Access site.

     FINANCIAL TOOLS AND CALCULATORS

     College Investment Calculator. This interactive tool allows you to estimate simultaneously the college costs for as many as five children.

     Morningstar(R) Portfolio Tracker(SM). See how your investments are performing at any time. After you enter ticker symbols for your stocks and mutual funds, Portfolio Tracker provides information on prices, market value, and any applicable Morningstar ratings.

     Investment Strategy Planner. This planning tool can help you develop and implement an asset allocation strategy that's appropriate for you.

     Retirement Income Calculator. This free calculator simulates 500 potential market scenarios to estimate the probability of maintaining an income strategy throughout retirement.

     INVESTMENT TRACKING AND INFORMATION

     My TRP e-Updates. This free e-mail service offers timely market reports, important information about investing, and the latest updates on the T. Rowe Price funds and services.

     Morningstar(R) Portfolio Watchlist(SM). Like the Portfolio Tracker, the Watchlist allows you to see how your investments are performing. After entering your ticker symbols, the Watchlist automatically provides you with prices, price changes in dollars and percentages, target highs and lows, and target volume.

     Morningstar(R) Portfolio X-Ray(SM). This comprehensive tool goes below the surface to give you an in-depth examination of all your investments. It analyzes your portfolio by asset allocation, stock sector, fees and expenses, stock statistics, world regions, and top holdings.

T. ROWE PRICE COLLEGE PLANNING
--------------------------------------------------------------------------------

     COLLEGE PLANNING

          With the costs of college steadily increasing, it's critical to plan early for this financial event. Our educational investment vehicles and information can help you lay the foundation for the future of your loved ones. For more information or to request a kit, call us at 1-800-638-5660, or visit our Web site at www.troweprice.com.

          T. Rowe Price College Savings Plan. This national "529" plan is sponsored by the Education Trust of Alaska and designed to help families prepare for college education costs. The Plan, which is open to any U.S. resident, allows participants to invest up to a maximum account balance of $250,000 for a person's education. With systematic investing, you can invest as little as $50 per month. In addition, assets grow tax-deferred and are free of federal income taxes when used for qualified educational expenses.

          We also offer two additional college savings plans, including the Maryland College Investment Plan and the University of Alaska College Savings Plan, both of which offer federal tax-deferred growth and benefits for state residents.

          Education Savings Accounts (formerly Education IRAs). This education investment account allows individuals to invest a total of $2,000 per year per beneficiary to pay for educational costs at eligible schools including elementary, secondary, and post-secondary institutions. Withdrawals from Education Savings Accounts are tax-free if the proceeds are used for qualifying educational expenses.

          College Investment Calculator. This Web-based application helps you to determine simultaneously the college costs for as many as five children. The calculator is also connected with a database that lets you select specific schools with actual costs of tuition and room and board.

          College Planning Basics. This Insights report offers a college cost worksheet and describes the options available to individuals planning for college.

T. ROWE PRICE MUTUAL FUNDS
--------------------------------------------------------------------------------

STOCK FUNDS                             BOND FUNDS                         MONEY MARKET FUNDS

Domestic                                Domestic Taxable                   Taxable
Blue Chip Growth*                       Corporate Income                   Prime Reserve
Capital Appreciation                    GNMA                               Summit Cash Reserves
Capital Opportunity                     High Yield*                        U.S. Treasury Money
Developing Technologies                 New Income
Diversified Small-Cap Growth            Short-Term Bond                    Tax-Free
Dividend Growth                         Spectrum Income                    California Tax-Free Money
Equity Income*                          Summit GNMA                        Maryland Tax-Free Money
Equity Index 500                        U.S. Bond Index                    New York Tax-Free Money
Extended Equity Market Index            U.S. Treasury Intermediate         Summit Municipal Money Market
Financial Services                      U.S. Treasury Long-Term            Tax-Exempt Money
Growth & Income
Growth Stock*                           Domestic Tax-Free                  INTERNATIONAL/GLOBAL
Health Sciences                         California Tax-Free Bond           FUNDS
Media & Telecommunications              Florida Intermediate Tax-Free
Mid-Cap Growth*                         Georgia Tax-Free Bond              Stock
Mid-Cap Value                           Maryland Short-Term                Emerging Europe &
New America Growth                       Tax-Free Bond                      Mediterranean
New Era                                 Maryland Tax-Free Bond             Emerging Markets Stock
New Horizons                            New Jersey Tax-Free Bond           European Stock
Real Estate                             New York Tax-Free Bond             Global Stock
Science & Technology*                   Summit Municipal Income            Global Technology
Small-Cap Stock*                        Summit Municipal Intermediate      International Discovery+
Small-Cap Value*+                       Tax-Free High Yield                International Equity Index
Spectrum Growth                         Tax-Free Income                    International Growth & Income
Tax-Efficient Growth                    Tax-Free Intermediate Bond         International Stock*
Tax-Efficient Multi-Cap Growth          Tax-Free Short-Intermediate        Japan
Total Equity Market Index               Virginia Tax-Free Bond             Latin America
Value*                                                                     New Asia
                                                                           Spectrum International
BLENDED ASSET FUNDS
                                                                           Bond
Balanced                                                                   Emerging Markets Bond
Personal Strategy Balanced                                                 International Bond*
Personal Strategy Growth
Personal Strategy Income
Tax-Efficient Balanced

For more information about T. Rowe Price funds or services, please contact us directly at 1-800-225-5132.

* T. Rowe Price Advisor Class available for these funds. The T. Rowe Price Advisor Class is offered only through financial intermediaries. For more information about T. Rowe Price Advisor Class funds, contact your financial professional or T. Rowe Price at 1-877-804-2315.

+ Closed to new investors.

++Investments in the funds are not insured or guaranteed by the FDIC or any other government agency. Although the funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the funds.

  Please call for a prospectus, which contains complete information, including risks, fees, and expenses. Read it carefully before investing.

[LOGO] T.ROWE PRICE                   T. Rowe Price Investment Services, Inc.
                                      100 East Pratt Street
                                      Baltimore, MD 21202

                                                              F65-051 6/30/02D